UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 24, 2010

Grubb & Ellis Apartment REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

On March 30, 2010, we issued a press release announcing the acquisition of Bella Ruscello Luxury Apartment Homes, located in Duncanville, Texas, or the Bella Ruscello property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events.

On January 27, 2010, we, through Grubb & Ellis Apartment REIT Holdings, L.P., or our operating partnership, entered into a real estate purchase agreement and escrow instructions on January 22, 2010, or the Purchase Agreement, with Duncanville Villages Multifamily, LTD, an unaffiliated third party, or the Seller, for the purchase of the Bella Ruscello property, for a purchase price of $17,400,000, plus closing costs. On March 24, 2010, our operating partnership assigned its rights, title and interest as the buyer in the Purchase Agreement to G&E Apartment REIT Bella Ruscello, LLC, our wholly owned subsidiary, or G&E Apartment REIT Bella Ruscello.

On March 24, 2010, we, through G&E Apartment REIT Bella Ruscello, acquired the Bella Ruscello property from the Seller for a purchase price of $17,400,000, plus closing costs. We financed a portion of the purchase price with a secured loan of $13,300,000 from Berkadia Commercial Mortgage, LLC, which was subsequently purchased by Fannie Mae on March 24, 2010, and the remaining balance using cash proceeds from our follow-on public offering. In connection with the acquisition, we paid an acquisition fee of $522,000, or 3.0% of the purchase price, to Grubb & Ellis Apartment REIT Advisors, LLC, our advisor, and its affiliate.

Our secured loan with Fannie Mae has a fixed interest rate of 5.53% and matures on April 1, 2020. If we are unable to pay any monthly principal and interest installment payment within 10 days after the installment is due, a late charge equal to 5.0% of such monthly installment shall be due and payable and we will be subject to a default interest of 4.0% above the fixed interest rate of 5.53%, or the maximum interest rate permitted by applicable law, in the event of a default. The loan may be prepaid in whole but not in part, subject to a prepayment premium.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Grubb & Ellis Apartment REIT, Inc. Press Release, dated March 30, 2010.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Apartment REIT, Inc.

March 30, 2010	By:	/s/ Stanley J. Olander, Jr.

Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Grubb & Ellis Apartment REIT, Inc. Press Release, dated March 30, 2010